THE MAINSTAY FUNDS

MainStay Large Cap Growth Fund

Supplement dated December 16, 2011 (“Supplement”) to the Summary Prospectus and Prospectus each dated February 28, 2011, as supplemented (the “Prospectus”)

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for the MainStay Large Cap Growth Fund (the “Fund”), a series of The MainStay Funds. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

As a result of a significant increase in net assets into the Fund and to moderate cash flows, the Fund will be closed to new investors, effective at the close of business on January 13, 2012. The closure will not affect the rights of existing shareholders on that date. After the close of business on January 13, 2012, the Fund will continue to permit purchases by:

•	existing Fund shareholders who may add to their existing accounts through the purchase of additional Fund shares or the reinvestment of dividends or capital gain distributions;

•	existing Fund shareholders who invested in the Fund through registered investment advisers;

•	certain employee benefit and retirement plans (including 401(k) and other types of defined contribution plans) with existing accounts or accounts established for new plan participants;

•	investors who invest through existing discretionary fee-based or wrap programs (through a broker/dealer, bank or registered investment adviser) that currently utilize the Fund as an investment option in firm research-driven model portfolios; or

•	existing 529 college savings plans or accounts established for new plan participants.

Financial intermediaries may not allow new investors in the Fund or add new investors to existing omnibus accounts, other than as specifically provided above.

An investor may open a new account in the Fund subsequent to its closure if the account meets the Fund’s other criteria (for example, minimum initial investment) and the following eligibility guidelines:

•	Certain employee benefit and retirement plans that are currently considering the Fund as a potential investment option, but have not yet purchased Fund shares; however, such plans must adopt the Fund as an investment option and establish an account with the Fund by March 31, 2012; or

•	The investor is transferring or “rolling over” into a Fund IRA account from an employee benefit or retirement plan through which the investor held shares of the Fund (if the investor’s plan doesn't qualify for rollovers, the investor may still open a new Fund IRA account with all or part of the proceeds of a distribution from the plan).

The Fund may ask an investor to verify that the investor meets one of the eligibility guidelines described above prior to permitting the investor to open a new account subsequent to the Fund’s closure. The Fund may permit an investor to open a new account if the Fund reasonably believes that the investor is eligible. The Fund may also decline to permit an investor to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if the investor would otherwise be eligible to open a new account under these guidelines.

As is currently set forth in the Prospectus, the Fund continues to reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order. The Fund may reject a purchase order (including any exchange order) if the Fund deems the purchase order to be too large or otherwise not in the best interests of the Fund and its shareholders.

Please Retain This Supplement For Your Future Reference.